SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2004

S1 CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Lenox Road, Suite 200, Atlanta, Georgia 30326

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 923-3500

Not Applicable

(Former name or former address, if changed since last report)

Item 5.	Other Events.

      On February 12, 2004, S1 Corporation (“S1”) issued a press release announcing the results of operations for the quarter and year ended December 31, 2003. That press release is filed as Exhibit 99.1 to this report.

      Also on February 12, 2004, S1 held a conference call during which S1 discussed its fourth quarter and full year results and presented certain other material relating to S1 and its operations. A taped replay of the conference call is available for play-back by dialing 800-642-1687. The access code is 4855677. The replay will be active until 5:00 p.m. EST on February 19, 2004.

Item 7.	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.

Exhibit
No.	Description

99.1	Press release dated February 12, 2004.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION
(Registrant)

/s/ Richard P. Dobb

Richard P. Dobb Vice President, General Counsel and Secretary

Date: February 12, 2004

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release dated February 12, 2004.